INVESCO MONEY MARKET FUNDS, INC.
                       INVESCO U.S. Government Money Fund
                           INVESCO Cash Reserves Fund
                           INVESCO Tax-Free Money Fund

                 Supplement to Prospectus dated October 1, 1997

     The Section of the INVESCO Money Market Funds' Prospectus entitled "Investment Policies and Risks" is amended to (1) delete the second sentence of the thirteenth paragraph, and (2) substitute the following sentence in its place:

     These obligations consist of: (1) municipal bonds, comprising what are generally known as high-grade bonds, which are rated at the time of purchase by at least two NRSROs, generally S&P and Moody's, in one of the two highest rating categories (AAA or AA by S&P and Aaa or Aa by Moody's), or where the bonds are rated only by S&P or Moody's, such bonds are rated AAA or AA or Aaa or Aa, or where the Tax-Free Money Fund's investment adviser has determined that it is appropriate to purchase such bonds based on a credit-worthiness finding; (2) municipal notes which are rated SP-1 by S&P and MIG-1 by Moody's at time of purchase; (3) municipal commercial paper which is rated by at least two NRSROs, generally S&P and Moody's in the highest grade (A-1 by S&P or P-1 by Moody's), or where the obligation is rated only by S&P or Moody's, such obligation is rated A-1 or P-1; and
     (4) other municipal obligations that are not rated by an NRSRO, but which are of comparable quality to obligations rated in the highest grade as determined by the Tax-Free Money Fund's investment adviser.

     The Section of the INVESCO Money Market Funds' Prospectus entitled "Investment Policies and Risks" is amended to (1) delete the second sentence of the seventeenth paragraph, and (2) substitute the following sentence in its place:

     Such a right to resell is commonly referred to as a "demand feature" or a "put."

The date of this Supplement is July 1, 1998.




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                        INVESCO MONEY MARKET FUNDS, INC.

                Supplement to Statement of Additional Information
                              dated October 1, 1997

     The Section of the Funds' Statement of Additional Information entitled "Investment Policies and Restrictions -- Municipal Obligations" is amended to
(1) delete the sub-section title "Stand-by Commitments", (2) substitute the sub-section title "Demand Features" in its place, (3) delete all references to the terms "stand-by commitments", "stand-by commitment", "commitments" or "commitment" located within the sub-section titled "Demand Features" and, (4) substitute the terms "demand feature" or "demand features" in their place.

     The Section of the Funds' Statement of Additional Information entitled "Investment Policies and Restrictions -- Investment Restrictions, Tax-Free Money Fund" is amended to (1) delete the term "stand-by commitments" within restriction 2, and (2) substitute the term "demand features" in its place.

     The Section of the Funds' Statement of Additional Information entitled "Investment Policies and Restrictions" is amended to (1) delete the thirty-fifth paragraph, and (2) substitute the following paragraph in its place:

     To the extent permitted by Rule 2a-7 under the 1940 Act, INVESCO Tax- Free Money Fund interprets restriction (8) above as permitting the Fund to have more than 10% of its total assets invested in securities guaranteed by a single entity.

The date of this Supplement is July 1, 1998.